CNA Financial Corporation
Supplemental Financial Information

Property & Casualty - Results of Operations
Revised Quarterly Segment Results for 2014 and 2013

This report is for informational purposes only and includes financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents

Page
Property & Casualty - Results of Operations
Property & Casualty...	1
Specialty...	2
Commercial ...	3
International...	4
Definitions and Presentation............................................................................................................................................................................................	5

Segment Realignment

As a result of realigned management responsibilities, CNA revised its property and casualty segments in the fourth quarter of 2014 to Specialty, Commercial and International. Results of CNA Europe and Canada that were previously included in the Specialty and Commercial segments, as well as the results of Hardy, are now included in the International segment. There was no change to the Life & Group Non-Core and Corporate & Other Non-Core segments. Prior period segment disclosures have been conformed to the current year presentation. The new segment structure reflects the way management currently reviews results and makes business decisions.

i

Property & Casualty - Results of Operations

	2014				2013
(In millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Gross written premiums	$2,334	$2,320	$2,410	$2,494	$2,301	$2,278	$2,392	$2,384
Net written premiums	1,555	1,560	1,654	1,767	1,684	1,619	1,720	1,776
Net earned premiums	1,646	1,671	1,672	1,668	1,743	1,686	1,662	1,624
Net investment income	326	298	370	350	425	379	363	421
Other revenues	87	86	82	78	77	78	127	71
Total operating revenues	2,059	2,055	2,124	2,096	2,245	2,143	2,152	2,116
Insurance claims and policyholders' benefits	984	1,053	1,136	1,143	1,084	1,031	1,140	1,099
Amortization of deferred acquisition costs	315	325	328	321	351	334	329	320
Other insurance related expenses	214	227	228	231	219	219	220	230
Other expenses	77	83	77	76	76	67	68	70
Total claims, benefits and expenses	1,590	1,688	1,769	1,771	1,730	1,651	1,757	1,719
Operating income before income tax	469	367	355	325	515	492	395	397
Income tax expense on operating income	(155)	(126)	(119)	(106)	(175)	(162)	(137)	(140)
Net operating income	$314	$241	$236	$219	$340	$330	$258	$257

Loss & LAE	59.6%	62.8%	67.8%	68.3%	62.0%	60.9%	68.4%	67.5%
Acquisition expense	17.6	19.5	19.3	19.4	18.2	19.7	19.5	19.4
Underwriting expense	14.4	13.6	14.0	13.7	14.6	13.2	13.4	14.4
Expense	32.0	33.1	33.3	33.1	32.8	32.9	32.9	33.8
Dividend	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Combined ratio	91.8%	96.1%	101.3%	101.6%	95.0%	94.0%	101.5%	101.5%
Combined ratio excluding catastrophes and development	93.6%	96.2%	96.3%	97.2%	94.3%	95.9%	97.6%	101.0%

Pretax net accident year catastrophe losses incurred	$9	$17	$56	$74	$23	$42	$65	$39
Impact on loss & LAE ratio	0.6%	1.0%	3.4%	4.5%	1.3%	2.5%	3.9%	2.4%

Pretax net prior year development and other (1): (favorable) / unfavorable	$(39)	$(19)	$28	$(13)	$(20)	$(71)	$(4)	$(35)
Impact on loss & LAE ratio	(2.4)%	(1.1)%	1.6%	(0.1)%	(0.6)%	(4.4)%	—%	(1.9)%

Rate	3%	3%	3%	4%	5%	6%	7%	8%
Retention	79%	78%	76%	80%	78%	78%	78%	81%
New Business	$192	$224	$230	$269	$224	$266	$284	$308

(1) Other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Specialty - Results of Operations

	2014				2013
(In millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Gross written premiums	$1,415	$1,442	$1,388	$1,363	$1,319	$1,328	$1,244	$1,243
Net written premiums	689	736	701	713	708	737	705	730
Net earned premiums	712	725	709	692	712	717	695	671
Net investment income	137	126	153	144	170	151	144	164
Other revenues	77	76	74	68	67	67	63	60
Total operating revenues	926	927	936	904	949	935	902	895
Insurance claims and policyholders' benefits	416	369	405	443	347	401	420	431
Amortization of deferred acquisition costs	150	151	148	143	149	150	146	140
Other insurance related expenses	65	65	67	65	66	60	59	65
Other expenses	63	65	65	61	67	56	60	54
Total claims, benefits and expenses	694	650	685	712	629	667	685	690
Operating income before income tax	232	277	251	192	320	268	217	205
Income tax expense on operating income	(78)	(93)	(84)	(63)	(109)	(90)	(74)	(69)
Net operating income	$154	$184	$167	$129	$211	$178	$143	$136

Loss & LAE	58.1%	50.7%	57.0%	63.9%	48.7%	55.5%	60.3%	64.1%
Acquisition expense	19.5	19.7	19.9	19.7	19.5	19.7	19.4	19.7
Underwriting expense	10.7	10.1	10.4	10.3	10.7	9.6	10.1	10.7
Expense	30.2	29.8	30.3	30.0	30.2	29.3	29.5	30.4
Dividend	0.1	0.3	0.2	0.2	0.2	0.3	0.2	0.2
Combined ratio	88.4%	80.8%	87.5%	94.1%	79.1%	85.1%	90.0%	94.7%
Combined ratio excluding catastrophes and development	90.4%	91.3%	92.8%	93.5%	89.3%	92.9%	95.0%	97.6%

Pretax net accident year catastrophe losses incurred	$—	$5	$5	$11	$2	$13	$6	$1
Impact on loss & LAE ratio	—%	0.7%	0.6%	1.6%	0.2%	1.9%	0.8%	0.1%

Pretax net prior year development and other (1): (favorable) / unfavorable	$(14)	$(83)	$(43)	$(9)	$(74)	$(71)	$(42)	$(23)
Impact on loss & LAE ratio	(2.0)%	(11.2)%	(5.9)%	(1.0)%	(10.4)%	(9.7)%	(5.8)%	(3.0)%

Rate	3%	3%	3%	4%	5%	6%	7%	7%
Retention	85%	86%	87%	86%	85%	85%	85%	86%
New Business	$70	$87	$71	$81	$77	$93	$86	$86

(1) Other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Commercial - Results of Operations

	2014				2013
(In millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Gross written premiums	$714	$672	$747	$826	$751	$722	$847	$868
Net written premiums	684	634	692	807	717	686	725	832
Net earned premiums	718	721	732	735	749	745	758	752
Net investment income	174	157	201	191	239	213	205	242
Other revenues	10	10	8	10	11	10	64	11
Total operating revenues	902	888	941	936	999	968	1,027	1,005
Insurance claims and policyholders' benefits	462	550	613	570	616	509	593	548
Amortization of deferred acquisition costs	122	122	126	123	130	129	135	132
Other insurance related expenses	111	125	125	126	108	130	130	130
Other expenses	6	10	7	8	8	10	7	7
Total claims, benefits and expenses	701	807	871	827	862	778	865	817
Operating income before income tax	201	81	70	109	137	190	162	188
Income tax expense on operating income	(69)	(29)	(21)	(35)	(46)	(63)	(53)	(67)
Net operating income	$132	$52	$49	$74	$91	$127	$109	$121

Loss & LAE	64.2%	75.9%	83.7%	77.1%	81.8%	68.1%	77.9%	72.7%
Acquisition expense	15.0	17.6	17.5	17.7	14.6	18.7	18.7	18.0
Underwriting expense	17.3	17.0	16.6	16.2	17.4	16.2	16.1	16.8
Expense	32.3	34.6	34.1	33.9	32.0	34.9	34.8	34.8
Dividend	0.3	0.2	0.3	0.3	0.3	0.3	0.3	0.2
Combined ratio	96.8%	110.7%	118.1%	111.3%	114.1%	103.3%	113.0%	107.7%
Combined ratio excluding catastrophes and development	95.6%	98.1%	99.3%	101.4%	97.8%	99.1%	101.1%	103.9%

Pretax net accident year catastrophe losses incurred	$4	$14	$47	$60	$19	$19	$57	$38
Impact on loss & LAE ratio	0.6%	2.0%	6.4%	8.4%	2.7%	2.4%	7.6%	5.1%

Pretax net prior year development and other (1): (favorable) / unfavorable	$5	$76	$90	$6	$102	$18	$30	$(12)
Impact on loss & LAE ratio	0.6%	10.6%	12.4%	1.5%	13.6%	1.8%	4.3%	(1.3)%

Rate	4%	5%	5%	6%	7%	9%	10%	10%
Retention	77%	74%	69%	74%	73%	71%	74%	77%
New Business	$95	$116	$133	$147	$120	$148	$163	$192

(1) Other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

International - Results of Operations

	2014				2013
(In millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Gross written premiums	$205	$206	$275	$305	$231	$228	$301	$273
Net written premiums	182	190	261	247	259	196	290	214
Net earned premiums	216	225	231	241	282	224	209	201
Net investment income	15	15	16	15	16	15	14	15
Other revenues	—	—	—	—	(1)	1	—	—
Total operating revenues	231	240	247	256	297	240	223	216
Insurance claims and policyholders' benefits	106	134	118	130	121	121	127	120
Amortization of deferred acquisition costs	43	52	54	55	72	55	48	48
Other insurance related expenses	38	37	36	40	45	29	31	35
Other expenses	8	8	5	7	1	1	1	9
Total claims, benefits and expenses	195	231	213	232	239	206	207	212
Operating income before income tax	36	9	34	24	58	34	16	4
Income tax expense on operating income	(8)	(4)	(14)	(8)	(20)	(9)	(10)	(4)
Net operating income	$28	$5	$20	$16	$38	$25	$6	$—

Loss & LAE	49.2%	59.7%	50.8%	54.2%	43.0%	54.3%	60.6%	59.7%
Acquisition expense	19.8	24.5	23.2	23.8	24.6	23.0	22.4	23.9
Underwriting expense	17.9	14.8	15.9	15.5	16.8	14.4	15.4	17.5
Expense	37.7	39.3	39.1	39.3	41.4	37.4	37.8	41.4
Dividend	—	—	—	—	—	—	—	—
Combined ratio	86.9%	99.0%	89.9%	93.5%	84.4%	91.7%	98.4%	101.1%
Combined ratio excluding catastrophes and development	98.0%	106.3%	97.3%	95.1%	96.7%	94.8%	94.6%	101.3%

Pretax net accident year catastrophe losses incurred	$5	$(2)	$4	$3	$2	$10	$2	$—
Impact on loss & LAE ratio	2.2%	(1.0)%	1.8%	1.2%	0.6%	4.6%	0.7%	—%

Pretax net prior year development and other (1): (favorable) / unfavorable	$(30)	$(12)	$(19)	$(10)	$(48)	$(18)	$8	$—
Impact on loss & LAE ratio	(13.3)%	(6.3)%	(9.2)%	(2.8)%	(12.9)%	(7.7)%	3.1%	(0.2)%

Rate	(1)%	(1)%	(3)%	—%	—%	—%	1%	3%
Retention	66%	72%	74%	82%	80%	81%	76%	79%
New Business	$27	$21	$26	$41	$27	$25	$35	$30

(1) Other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Definitions and Presentation

•	Collectively, CNA Financial Corporation and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group Non-Core segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note K to the Condensed Consolidated Financial Statements within the September 30, 2014 Form 10-Q for further discussion of this measure.

•
In the evaluation of the results of Specialty, Commercial and International, management utilizes the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Certain immaterial differences are due to rounding.